Exhibit 99.1

0	● ●
John R. Buran, President and CEO Commentary
Flushing Financial Corporation Reports 1Q25 Results; Net Interest Income and Margin Expand While Goodwill Impairment Causes Loss

"In a quarter marked by shifting economic conditions, Flushing Financial Corporation has demonstrated strategic progress amidst ongoing challenges. While navigating an inverted yield curve and increased economic uncertainty, we achieved important  improvements in our core operations. Our GAAP and Core Net Interest Margins expanded by 12 and 24 basis points QoQ, respectively, reflecting our proactive approach to challenging market conditions. Although we recorded a non-cash goodwill impairment charge of $17.6 million in the recent quarter, this accounting adjustment has no impact on our regulatory capital ratios or liquidity position. Our liquidity remains strong with $4.0 billion in undrawn lines and resources, and our TCE/TA1 ratio stands at a solid 7.79% as of March 31, 2025. While asset quality metrics showed some softening, our strong underwriting discipline, low loan-to-value ratios, and high debt service coverage ratios position us to effectively manage credit risk going forward. As we move through 2025, we remain focused on our strategic priorities: improving profitability, maintaining credit discipline, and preserving strong liquidity and capital – foundations that will enable us to navigate the current economic environment while continuing to build long-term value for our shareholders, customers, and communities."

- John R. Buran, President and CEO

UNIONDALE, N.Y., April 29, 2025 – NIM Expansion and Average Deposit Growth. The Company reported first quarter 2025 GAAP Loss Per Share of $(0.29) and Core EPS of $0.23. The primary difference between GAAP and Core earnings was the goodwill impairment charge. Significantly, NIM expanded 12 bps on a GAAP basis QoQ to 2.51% and 24 bps on a Core basis to 2.49%. The NIM expansion was driven by the cost of funds declining 22 bps to 3.13%, partially offset by a 9 bps decline in the yield on interest earning assets to 5.51%. Average loans decreased 1.9% YoY and 1.6% QoQ, due to pricing and quality standards. Average deposits increased 6.8% YoY and 1.5% QoQ. Period end noninterest bearing deposits increased 5.9% YoY and 3.2% QoQ.

Credit Metrics Remain Manageable and Capital Stable QoQ. NPAs to assets were 71 bps compared to 57 bps the prior quarter. The increase primarily related to one previously identified multifamily relationship. Criticized and classified loans totaled 133 bps of gross loans compared to 107 bps in the prior quarter. The increase primarily relates to one office credit, which lost its primary tenant. Net charge-offs to average loans were 27 bps in 1Q25 compared to 28 bps in 4Q24 and primarily related to three commercial business relationships, which had reserves previously allocated. TCE/TA was 7.79% at March 31, 2025, compared to 7.82% at December 31, 2024.

Key Financial Metrics[2]

	1Q25	4Q24	3Q24	2Q24	1Q24
GAAP:
(Loss) Earnings per Share	($0.29)	($1.64)	$0.30	$0.18	$0.12
ROAA (%)	(0.43)	(2.17)	0.39	0.24	0.17
ROAE (%)	(5.36)	(29.24)	5.30	3.19	2.20
NIM FTE[3] (%)	2.51	2.39	2.10	2.05	2.06
Core:
EPS	$0.23	$0.14	$0.26	$0.18	$0.14
ROAA (%)	0.35	0.19	0.34	0.25	0.20
ROAE (%)	4.34	2.54	4.59	3.27	2.58
Core NIM FTE (%)	2.49	2.25	2.07	2.03	2.06
Credit Quality:
NPAs/Loans & OREO (%)	0.95	0.76	0.81	0.82	0.68
ACLs/Loans (%)	0.59	0.60	0.59	0.61	0.60
ACLs/NPLs (%)	86.54	120.51	117.75	120.58	164.13
NCOs/Avg Loans (%)	0.27	0.28	0.18	(0.01)	-
Balance Sheet:
Avg Loans ($B)	$6.7	$6.8	$6.7	$6.7	$6.8
Avg Dep ($B)	$7.6	$7.4	$7.5	$7.2	$7.1
Book Value/Share	$20.81	$21.53	$22.94	$22.89	$23.04
Tangible BV/Share	$20.78	$20.97	$22.29	$22.24	$22.39
TCE/TA (%)	7.79	7.82	7.00	7.12	7.40

Note: In certain circumstances, reclassifications have been made to prior periods to conform to the current presentation.

1 Tangible Common Equity (“TCE”)/Total Assets (“TA”). 2 See “Reconciliation of GAAP (Loss) Earnings and Core Earnings”, “Reconciliation of GAAP Revenue and Pre-Provision Pre-Tax Net Revenue”, and “Reconciliation of GAAP Net Interest Margin to Core Net Interest Income and Net Interest Margin.” 3 Net Interest Margin (“NIM”) Fully Taxable Equivalent (“FTE”).

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54001

1Q25 Highlights
●
Net interest margin FTE increased 45 bps YoY and 12 bps QoQ to 2.51%; Core net interest margin FTE increased 43 bps YoY and 24 bps QoQ to 2.49%; Prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, swap termination fees, net gains and losses from fair value adjustments on hedges, and purchase accounting accretion totaled 3 bps in 1Q25 compared to 5 bps in 1Q24 and 17 bps in 4Q24
●
Average total deposits increased 6.8% YoY and 1.5% QoQ to $7.6 billion; Average noninterest bearing deposits increased 2.5% YoY, but decreased 1.7% QoQ and totaled 11.3% of total average deposits compared to 11.8% in 1Q24 and 11.7% in 4Q24; Average CDs were $2.6 billion, up 7.9% YoY, but down 3.2% QoQ
●
Period end net loans decreased 1.2% YoY and 0.1% QoQ to $6.7 billion; Loan closings were $174.1 million, up 33.9% YoY, but down 22.7% QoQ; Back-to-back swap loan originations were $18.0 million compared to $58.5 million in 4Q24 and generated $0.3 million and $0.9 million of noninterest income, respectively; Loan pipeline increased 21.5% YoY and 6.3% QoQ to $211.4  million; Approximately 22% of the loan pipeline consists of back-to-back swap loans
●
NPAs totaled $64.3 million (71 bps of assets) in 1Q25 compared to $46.3 million (53 bps) a year ago and $51.3 million (57 bps) in the prior quarter; the QoQ increase primarily related to a previously identified multifamily relationship
●
Provision for credit losses was $4.3 million in 1Q25 compared to $0.6 million in 1Q24 and $6.4 million in 4Q24; Net charge-offs  were $4.4 million in 1Q25 compared to $4,000 in 1Q24 and $4.7 million in 4Q24; Net charge-offs for 1Q25 were primarily related to three commercial business relationships, which had reserves previously allocated
●
The Company had goodwill on its balance sheet primarily emanating from acquisitions completed over 20 years ago;  Due to the declining stock price in the first quarter, the Company experienced a triggering event as defined by US GAAP;  Consequently, a valuation of the goodwill was performed resulting in a non-cash, non-tax deductible impairment of $17.6 million ($0.51per share); After this impairment, the Company has no goodwill remaining; This impairment had no impact on regulatory capital
●
Tangible Common Equity to Tangible Assets was 7.79% at March 31, 2025, compared to 7.40% at March 31, 2024, and 7.82% at December 31, 2024; Tangible book value per share was $20.78 at March 31, 2025, compared to $22.39 a year ago and $20.97 for the prior quarter

Areas of Focus
Improve Profitability
●
GAAP and Core NIM expanded 12 bps and 24 bps QoQ to 2.51% and 2.49%, respectively
●
GAAP ROAA and ROAE increased 174 bps and 2,388 bps QoQ; Core ROAA and ROAE improved 16 bps and 180 bps QoQ
●
Tangible book value per share decreased 0.9% QoQ to $20.78 at March 31, 2025

Maintain Credit Discipline
●
Approximately 90% of the loan portfolio is collateralized by real estate with an average loan to value of less than 35%
●
Weighted average debt service coverage ratio is approximately 1.9x for multifamily and investor commercial real estate loans
●
Criticized and classified loans are 133 bps of gross loans compared to 87 bps a year ago and 107 bps for the prior quarter
●
Manhattan office buildings exposure is minimal at 0.5% of gross loans

Preserve Strong Liquidity and Capital
●
Maintaining ample liquidity with $4.0 billion of undrawn lines and resources as of March 31, 2025
●
Uninsured and uncollateralized deposits were 16% of total deposits, while uninsured deposits were

35% of total deposits

●
Total average deposits increased by 6.8% YoY and 1.5% QoQ
●
Tangible Common Equity to Tangible Assets was 7.79% at March 31, 2025, up 39 bps YoY, but down 3 bps QoQ

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54002

Income Statement Highlights

						YoY	QoQ
($000s, except EPS)	1Q25	4Q24	3Q24	2Q24	1Q24	Change	Change

Net Interest Income	$52,989	$51,235	$45,603	$42,776	$42,397	25.0%	3.4%
Provision for Credit Losses	4,318	6,440	1,727	809	592	629.4	(33.0)
Noninterest Income (Loss)	5,074	(71,022)	6,277	4,216	3,084	64.5	(107.1)
Noninterest Expense	59,676	45,630	38,696	39,047	39,892	49.6	30.8
(Loss) Income Before Income Taxes	(5,931)	(71,857)	11,457	7,136	4,997	(218.7)	(91.7)
Provision (Benefit) for Income Taxes	3,865	(22,612)	2,551	1,814	1,313	194.4	(117.1)
Net (Loss) Income	($9,796)	($49,245)	$8,906	$5,322	$3,684	(365.9)	(80.1)
Diluted (Loss) Earnings per Common Share	($0.29)	($1.64)	$0.30	$0.18	$0.12	(341.7)	(82.3)

Core Net Income[1]	$7,931	$4,209	$7,723	$5,456	$4,312	83.9	88.4
Core EPS[1]	$0.23	$0.14	$0.26	$0.18	$0.14	64.3	64.3

1 See Reconciliation of GAAP (Loss) Earnings and Core Earnings

Net interest income increased YoY and QoQ.

●	Net Interest Margin FTE of 2.51% increased 45 bps YoY and 12 bps QoQ; The cost of funds declined 22 bps QoQ partially offset by a 9 bp decrease in the yield on interest earning assets
●	Prepayment penalty income, swap termination fees, net reversals and recoveries of interest from nonaccrual and delinquent loans, net gains and losses from fair value adjustments on hedges, and purchase accounting accretion totaled $0.6 million (3 bps to NIM) in 1Q25 compared to $3.8 million (17 bps to NIM) in 4Q24, $2.4 million (11 bps to NIM) in 3Q24, $0.7 million (3 bps to NIM) in 2Q24, and $1.0 million (5 bps to NIM) in 1Q24
●	Excluding the items in the previous bullet, the net interest margin was 2.48% in 1Q25 compared to 2.22% in 4Q24, 1.99% in 3Q24, 2.02% in 2Q24, and 2.01% in 1Q24

The provision for credit losses increased YoY but declined QoQ.

●	Net charge-offs (recoveries) were $4.4 million (27 bps of average loans) in 1Q25 compared to $4.7 million (28 bps of average loans) in 4Q24, $3.0 million (18 bps of average loans) in 3Q24, $(92,000) ((1) bp of average loans) in 2Q24, and $4,000 (less than 1 bp of average loans) in 1Q24; Net charge-offs in 1Q25 were primarily related to three commercial business relationships, which had reserves previously allocated

Noninterest income increased YoY and QoQ.

●	Back-to-back swap loan closings of $18.0 million in 1Q25 (compared to $15.3 million in 1Q24 and $58.5 million in 4Q24) generated $0.3 million of noninterest income (compared to $0.2 million in 1Q24 and $0.9 million in 4Q24)
●	Net gains (losses) from fair value adjustments were $(0.2) million (less than $0.01 per share, net of tax) in 1Q25, $(1.1) million ($(0.03) per share, net of tax) in 4Q24, $1.0 million ($0.03 per share, net of tax) in 3Q24, $0.1 million (less than $0.01 per share, net of tax) in 2Q24, and $(0.8) million ($(0.02) per share, net of tax) in 1Q24
●	There were no gains on life insurance proceeds in 1Q25 compared to $0.3 million (about $0.01 per share) in 4Q24 and $1,000 (less than $0.01 per share) in 3Q24
●	The Company sold $36.8 million of loans held for sale during 1Q25 and incurred an additional interest rate mark of $0.2 million due to the change in the loan pool from December 31, 2024; the 4Q24 balance sheet restructuring incurred a pre-tax loss of $76.4 million from the sale of investment securities and the transfer of loans to held for sale
●	Absent the items in the previous three bullets and other immaterial adjustments, core noninterest income was $5.4 million in 1Q25, up 38.3% YoY but down 9.4% QoQ

Noninterest expense increased YoY and QoQ.

●	Seasonal compensational expense was $1.6 million both in 1Q25 and 1Q24; 1Q25 seasonal compensational expenses were largely offset by expense reductions and other adjustments that are not expected to recur in 2Q25
●	The Company recorded a non-recurring, non-cash goodwill impairment charge of approximately $17.6 million ($0.51 per share) in 1Q25 and a $2.6 million non-recurring pre-payment penalty from the prepayment of FHLB advances ($0.06 per share, net of tax) in 4Q24

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54003

●	Excluding the effects of the prior bullet and other immaterial adjustments, core noninterest expenses were $42.0 million in 1Q25, up 5.4% YoY but down 1.9% QoQ

Provision (benefit) for income taxes was $3.9 million in 1Q25 compared to $1.3 million in 1Q24 and $(22.6) million in 4Q24.

●	The effective tax rate was (65.2)% in 1Q25, 31.5% in 4Q24, 22.3% in 3Q24, 25.4% in 2Q24, and 26.3% in 1Q24
●	The effective tax rate in 1Q25 was primarily related to the non-tax deductible goodwill impairment; 4Q24 was impacted by the increased benefit of permanent differences relative to pre-tax income (loss); 3Q24 includes approximately $0.5 million of discrete tax benefits

Balance Sheet, Credit Quality, and Capital Highlights

						YoY		QoQ
	1Q25	4Q24	3Q24	2Q24	1Q24	Change		Change
Averages ($MM)
Loans	$6,672	$6,780	$6,737	$6,748	$6,804	(1.9)%		(1.6)%
Total Deposits	7,561	7,450	7,464	7,196	7,081	6.8		1.5

Credit Quality ($000s)
Nonperforming Loans	$46,263	$33,318	$34,261	$34,540	$24,829	86.3%		38.9%
Nonperforming Assets	64,263	51,318	54,888	55,832	46,254	38.9		25.2
Criticized and Classified Loans	89,673	72,207	68,338	76,485	59,021	51.9		24.2
Criticized and Classified Assets	107,673	90,207	88,965	97,777	80,446	33.8		19.4
Allowance for Credit Losses/Loans (%)	0.59	0.60	0.59	0.61	0.60	(1)	bp	(1) bp

Capital
Book Value/Share	$20.81	$21.53	$22.94	$22.89	$23.04	(9.7)%		(3.3)%
Tangible Book Value/Share	20.78	20.97	22.29	22.24	22.39	(7.2)		(0.9)
Tang. Common Equity/Tang. Assets (%)	7.79	7.82	7.00	7.12	7.40	39	bps	(3) bps
Leverage Ratio (%)	8.12	8.04	7.91	8.18	8.32	(20)		8

Average loans decreased YoY and QoQ.

●	Period end net loans totaled $6.7 billion, down 1.2% YoY and 0.1% QoQ
●	Total loan closings were $174.1 million in 1Q25, $225.2 million in 4Q24, $217.1 million in 3Q24, $126.0 million in 2Q24, and $130.0 million in 1Q24; the loan pipeline was $211.4 million at March 31, 2025, up 21.5% YoY and 6.3% QoQ
●	The diversified loan portfolio is approximately 90% collateralized by real estate with an average loan-to-value ratio of <35%

Average total deposits increased YoY and QoQ.

●	Average noninterest bearing deposits increased 2.5% YoY, but decreased 1.7% QoQ and comprised 11.3% of average total deposits in 1Q25 compared to 11.8% a year ago
●	Average CDs totaled $2.6 billion, up 7.9% YoY, but down 3.2% QoQ; approximately $601.9 million of retail CDs are due to mature at an average rate of 4.16% in 2Q25

Credit Quality: Nonperforming loans increased YoY and QoQ.

●	Nonperforming loans were 69 bps of loans in 1Q25 compared to 36 bps in 1Q24 and 49 bps in 4Q24; the NPL increase in 1Q25 primarily relates to a multifamily lending relationship
●	Criticized and classified loans were 133 bps of gross loans at 1Q25 compared to 107 bps at 4Q24, 100 bps at 3Q24, 113 bps at 2Q24, and 87 bps at 1Q24; the increase in 1Q25 primarily related to one office credit which lost its primary tenant

Capital: Book value per common share and tangible book value per common share, a non-GAAP measure, decreased 9.7% and 7.2% YoY to $20.81 and $20.78, respectively.

●	The Company paid a dividend of $0.22 per share in 1Q25; 807,964 shares remaining subject to repurchase under the authorized stock repurchase program, which has no expiration date or maximum dollar limit
●	Tangible common equity to tangible assets was 7.79% at March 31, 2025, compared to 7.40% at March 31, 2024, and 7.82% at December 31, 2024

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54004

Conference Call Information

Conference Call Information:

●	John R. Buran, President and Chief Executive Officer, and Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer and Treasurer, will host a conference call on Wednesday, April 30, 2025, at 9:30 AM (ET) to discuss the Company’s first quarter results and strategy.
●	Dial-in for Live Call: 1-877-509-5836; Canada 855-669-9657
●	Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=72gugnAx
●	Dial-in for Replay: 1-877-344-7529; Canada 855-669-9658
●	Replay Access Code: 6535774
●	The conference call will be simultaneously webcast and archived

Second Quarter 2025 Earnings Release Date:

The Company plans to release Second Quarter 2025 financial results after the market close on July 24, 2025, followed by a conference call at 11:00 AM (ET) on July 25, 2025.

A detailed announcement will be issued prior to the second quarter’s close confirming the date and the time of the release.

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, an FDIC insured, New York State —chartered commercial bank that operates banking offices in Queens, Brooklyn, Manhattan, and on Long Island. The Bank has been building relationships with families, business owners, and communities since 1929. Today, it offers the products, services, and conveniences associated with large commercial banks, including a full complement of deposit, loan, equipment finance, and cash management services. Rewarding customers with personalized attention and bankers that can communicate in the languages prevalent within these multicultural markets is what makes the Bank uniquely different. As an Equal Housing Lender and leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. The Bank also fosters relationships with consumers nationwide through its online banking division with the iGObanking® and BankPurely® brands.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at FlushingBank.com. Flushing Financial Corporation’s earnings release and presentation slides will be available prior to the conference call at www.FlushingBank.com under Investor Relations.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. The Company has no obligation to update these forward-looking statements.

#FF- Statistical Tables Follow -

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54005

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the three months ended
	March 31,		December 31,		September 30,		June 30,		March 31,
(Dollars in thousands, except per share data)	2025		2024		2024		2024		2024
Performance Ratios (1)
Return on average assets	(0.43)%		(2.17)%		0.39%		0.24%		0.17%
Return on average equity	(5.36)		(29.24)		5.30		3.19		2.20
Yield on average interest-earning assets (2)	5.51		5.60		5.63		5.43		5.32
Cost of average interest-bearing liabilities	3.50		3.75		4.10		3.95		3.83
Cost of funds	3.13		3.35		3.69		3.54		3.42
Net interest rate spread during period (2)	2.01		1.85		1.53		1.48		1.49
Net interest margin (2)	2.51		2.39		2.10		2.05		2.06
Noninterest expense to average assets	2.65		2.01		1.68		1.77		1.83
Efficiency ratio (3)	72.21		79.01		77.20		82.57		86.07
Average interest-earning assets to average interest-bearing liabilities	1.17	X	1.17	X	1.16	X	1.17	X	1.17	X

Average Balances
Total loans, net	$6,671,922		$6,780,268		$6,737,261		$6,748,140		$6,804,117
Total interest-earning assets	8,468,913		8,587,482		8,709,671		8,354,994		8,235,160
Total assets	9,015,880		9,071,879		9,203,884		8,830,665		8,707,505
Total deposits	7,560,956		7,449,504		7,463,783		7,195,940		7,081,498
Total interest-bearing liabilities	7,261,100		7,339,707		7,504,517		7,140,068		7,014,927
Stockholders' equity	731,592		673,588		672,762		667,557		669,185

Per Share Data
Book value per common share (4)	$20.81		$21.53		$22.94		$22.89		$23.04
Tangible book value per common share (5)	$20.78		$20.97		$22.29		$22.24		$22.39

Stockholders' Equity
Stockholders' equity	$702,851		$724,539		$666,891		$665,322		$669,827
Tangible stockholders' equity	701,822		705,780		648,035		646,364		650,763

Consolidated Regulatory Capital Ratios
Tier 1 capital	$730,950		$731,958		$735,984		$733,308		$734,192
Common equity Tier 1 capital	683,670		685,004		689,902		686,630		687,458
Total risk-based capital	961,704		962,272		967,242		965,819		965,796
Risk Weighted Assets	6,719,291		6,762,048		6,790,253		6,718,568		6,664,496

Tier 1 leverage capital (well capitalized = 5%)	8.12%		8.04%		7.91%		8.18%		8.32%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	10.17		10.13		10.16		10.22		10.32
Tier 1 risk-based capital (well capitalized = 8.0%)	10.88		10.82		10.84		10.91		11.02
Total risk-based capital (well capitalized = 10.0%)	14.31		14.23		14.24		14.38		14.49

Capital Ratios
Average equity to average assets	8.11%		7.43%		7.31%		7.56%		7.69%
Equity to total assets	7.80		8.02		7.19		7.31		7.61
Tangible common equity to tangible assets (6)	7.79		7.82		7.00		7.12		7.40

Asset Quality
Nonaccrual loans	$46,263		$33,318		$34,261		$34,540		$24,829
Nonperforming loans	46,263		33,318		34,261		34,540		24,829
Nonperforming assets	64,263		51,318		54,888		55,832		46,254
Net charge-offs (recoveries)	4,427		4,736		3,036		(92)		4

Asset Quality Ratios
Nonperforming loans to gross loans	0.69%		0.49%		0.50%		0.51%		0.36%
Nonperforming assets to total assets	0.71		0.57		0.59		0.61		0.53
Allowance for credit losses to gross loans	0.59		0.60		0.59		0.61		0.60
Allowance for credit losses to nonperforming assets	62.30		78.24		73.50		74.60		88.10
Allowance for credit losses to nonperforming loans	86.54		120.51		117.75		120.58		164.13
Net charge-offs (recoveries) to average loans	0.27		0.28		0.18		(0.01)		—

Full-service customer facilities	28		28		28		27		27

(1)	Ratios are presented on an annualized basis, where appropriate.
(2)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.
(3)

Efficiency ratio, a non-GAAP measure, was calculated by dividing core noninterest expense (excluding OREO expense and the net gain/loss from the sale of OREO) by the total of core net interest income and core noninterest income.

(4)	Calculated by dividing stockholders’ equity by shares outstanding.
(5)

Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure, by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets. See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(6)	See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54006

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF (LOSS) INCOME

(Unaudited)

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands, except per share data)	2025	2024	2024	2024	2024
Interest and Dividend Income
Interest and fees on loans	$93,032	$94,111	$95,780	$92,728	$92,959
Interest and dividends on securities:
Interest	21,413	24,111	24,215	18,209	12,541
Dividends	28	31	33	33	33
Other interest income	2,063	1,787	2,565	2,260	3,966
Total interest and dividend income	116,536	120,040	122,593	113,230	109,499
Interest Expense
Deposits	57,174	59,728	66,150	60,893	57,865
Other interest expense	6,373	9,077	10,840	9,561	9,237
Total interest expense	63,547	68,805	76,990	70,454	67,102
Net Interest Income	52,989	51,235	45,603	42,776	42,397
Provision for credit losses	4,318	6,440	1,727	809	592
Net Interest Income After Provision for Credit Losses	48,671	44,795	43,876	41,967	41,805
Noninterest Income (Loss)
Banking services fee income	1,521	2,180	1,790	1,583	1,394
Net loss on sale of securities	—	(72,315)	—	—	—
Net gain (loss) on sale of loans	630	(3,836)	137	26	110
Net gain (loss) from fair value adjustments	(152)	(1,136)	974	57	(834)
Federal Home Loan Bank of New York stock dividends	697	754	624	669	743
Life insurance proceeds	—	284	1	—	—
Bank owned life insurance	1,574	2,322	1,260	1,223	1,200
Other income	804	725	1,491	658	471
Total noninterest income (loss)	5,074	(71,022)	6,277	4,216	3,084
Noninterest Expense
Salaries and employee benefits	22,896	25,346	22,216	21,723	22,113
Occupancy and equipment	4,092	3,880	3,745	3,713	3,779
Professional services	2,885	2,516	2,752	2,786	2,792
FDIC deposit insurance	1,709	2,005	1,318	1,322	1,652
Data processing	1,868	1,697	1,681	1,785	1,727
Depreciation and amortization	1,373	1,412	1,436	1,425	1,457
Other real estate owned/foreclosure expense	345	276	135	125	145
Gain on sale of other real estate owned	—	—	(174)	—	—
Prepayment penalty on borrowings	—	2,572	—	—	—
Impairment of goodwill	17,636	—	—	—	—
Other operating expenses	6,872	5,926	5,587	6,168	6,227
Total noninterest expense	59,676	45,630	38,696	39,047	39,892
(Loss) Income Before Provision (Benefit) for Income Taxes	(5,931)	(71,857)	11,457	7,136	4,997

Provision (Benefit) for income taxes	3,865	(22,612)	2,551	1,814	1,313
Net (Loss) Income	$(9,796)	$(49,245)	$8,906	$5,322	$3,684
Dividends paid and earnings allocated to participating securities	(132)	(90)	(126)	(99)	(104)
(Loss) Income attributable to common stock	$(9,928)	$(49,335)	$8,780	$5,223	$3,580
Divided by:
Weighted average common shares outstanding and participating securities	34,474	30,519	29,742	29,789	29,742
Weighted average participating securities	(542)	(414)	(423)	(458)	(446)
Total weighted average common shares outstanding	33,932	30,105	29,319	29,331	29,296

Basic (loss) earnings per common share	$(0.29)	$(1.64)	$0.30	$0.18	$0.12
Diluted (loss) earnings per common share (1)	$(0.29)	$(1.64)	$0.30	$0.18	$0.12
Dividends per common share	$0.22	$0.22	$0.22	$0.22	$0.22

(1)	There were no common stock equivalents outstanding during the periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54007

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2025	2024	2024	2024	2024
ASSETS
Cash and due from banks	$271,912	$152,574	$267,643	$156,913	$210,723
Securities held-to-maturity:
Mortgage-backed securities	7,831	7,836	7,841	7,846	7,850
Other securities, net	43,319	43,649	63,859	64,166	64,612
Securities available for sale:
Mortgage-backed securities	879,566	911,636	926,731	869,494	509,527
Other securities	570,578	586,269	687,518	679,117	667,156
Loans held for sale	29,624	70,098	—	—	—
Loans	6,741,835	6,745,848	6,818,328	6,777,026	6,821,943
Allowance for credit losses	(40,037)	(40,152)	(40,342)	(41,648)	(40,752)
Net loans	6,701,798	6,705,696	6,777,986	6,735,378	6,781,191
Interest and dividends receivable	61,510	62,036	64,369	62,752	61,449
Bank premises and equipment, net	18,181	17,852	18,544	19,426	20,102
Federal Home Loan Bank of New York stock	18,475	38,096	32,745	46,331	24,845
Bank owned life insurance	219,748	218,174	217,200	215,940	214,718
Goodwill	—	17,636	17,636	17,636	17,636
Core deposit intangibles	1,029	1,123	1,220	1,322	1,428
Right of use asset	43,870	45,800	44,787	46,636	37,631
Other assets	140,955	160,497	152,807	174,283	188,457
Total assets	$9,008,396	$9,038,972	$9,280,886	$9,097,240	$8,807,325

LIABILITIES
Total deposits	$7,718,218	$7,178,933	$7,572,395	$6,906,863	$7,253,207
Borrowed funds	421,542	916,054	846,123	1,316,565	671,474
Operating lease liability	44,385	46,443	45,437	47,485	38,674
Other liabilities	121,400	173,003	150,040	161,005	174,143
Total liabilities	8,305,545	8,314,433	8,613,995	8,431,918	8,137,498

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	—	—	—	—	—
Common stock ($0.01 par value; 100,000,000 shares authorized)	387	387	341	341	341
Additional paid-in capital	324,290	326,671	261,274	260,585	260,413
Treasury stock	(98,993)	(101,655)	(101,633)	(101,633)	(101,641)
Retained earnings	474,472	492,003	547,708	545,345	546,530
Accumulated other comprehensive loss, net of taxes	2,695	7,133	(40,799)	(39,316)	(35,816)
Total stockholders' equity	702,851	724,539	666,891	665,322	669,827

Total liabilities and stockholders' equity	$9,008,396	$9,038,972	$9,280,886	$9,097,240	$8,807,325

(In thousands)
Issued shares	38,678	38,678	34,088	34,088	34,088
Outstanding shares	33,777	33,659	29,069	29,069	29,069
Treasury shares	4,901	5,019	5,019	5,019	5,019

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54008

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2025	2024	2024	2024	2024
Interest-earning Assets:
Loans held for sale	$64,085	$762	$—	$—	$—
Mortgage loans, net	5,261,261	5,358,490	5,337,170	5,338,614	5,353,606
Commercial Business loans, net	1,410,661	1,421,778	1,400,091	1,409,526	1,450,511
Total loans, net	6,671,922	6,780,268	6,737,261	6,748,140	6,804,117
Taxable securities:
Mortgage-backed securities	895,097	919,587	984,383	691,802	462,934
Other securities, net	585,219	652,755	714,161	663,975	590,204
Total taxable securities	1,480,316	1,572,342	1,698,544	1,355,777	1,053,138
Tax-exempt securities:
Other securities	43,813	64,531	65,070	65,451	65,939
Total taxable and tax-exempt securities	1,524,129	1,636,873	1,763,614	1,421,228	1,119,077
Interest-earning deposits and federal funds sold	208,777	169,579	208,796	185,626	311,966
Total interest-earning assets	8,468,913	8,587,482	8,709,671	8,354,994	8,235,160
Other assets	546,967	484,397	494,213	475,671	472,345
Total assets	$9,015,880	$9,071,879	$9,203,884	$8,830,665	$8,707,505

Interest-bearing Liabilities:
Deposits:
Savings accounts	$98,224	$99,669	$102,196	$103,335	$106,212
NOW accounts	2,215,683	2,024,600	1,886,387	2,017,085	1,935,250
Money market accounts	1,716,358	1,686,614	1,673,499	1,714,085	1,725,714
Certificate of deposit accounts	2,596,714	2,681,742	2,884,280	2,443,047	2,406,283
Total due to depositors	6,626,979	6,492,625	6,546,362	6,277,552	6,173,459
Mortgagors' escrow accounts	78,655	87,120	71,965	95,532	73,822
Total interest-bearing deposits	6,705,634	6,579,745	6,618,327	6,373,084	6,247,281
Borrowings	555,466	759,962	886,190	766,984	767,646
Total interest-bearing liabilities	7,261,100	7,339,707	7,504,517	7,140,068	7,014,927
Noninterest-bearing demand deposits	855,322	869,759	845,456	822,856	834,217
Other liabilities	167,866	188,825	181,149	200,184	189,176
Total liabilities	8,284,288	8,398,291	8,531,122	8,163,108	8,038,320
Equity	731,592	673,588	672,762	667,557	669,185
Total liabilities and equity	$9,015,880	$9,071,879	$9,203,884	$8,830,665	$8,707,505

Net interest-earning assets	$1,207,813	$1,247,775	$1,205,154	$1,214,926	$1,220,233

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54009

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

NET INTEREST INCOME AND NET INTEREST MARGIN

(Unaudited)

	For the three months ended
	March 31,		December 31,		September 30,		June 30,		March 31,
(Dollars in thousands)	2025		2024		2024		2024		2024
Interest Income:
Loans held for sale	$664		$7		$—		$—		$—
Mortgage loans, net	72,391		73,252		74,645		71,968		71,572
Commercial Business loans, net	19,977		20,852		21,135		20,760		21,387
Total loans, net	92,368		94,104		95,780		92,728		92,959
Taxable securities:
Mortgage-backed securities	12,528		13,884		12,443		7,462		3,696
Other securities	8,553		9,887		11,431		10,408		8,504
Total taxable securities	21,081		23,771		23,874		17,870		12,200
Tax-exempt securities:
Other securities	456		469		474		470		474
Total taxable and tax-exempt securities	21,537		24,240		24,348		18,340		12,674
Interest-earning deposits and federal funds sold	2,063		1,787		2,565		2,260		3,966
Total interest-earning assets	116,632		120,138		122,693		113,328		109,599
Interest Expense:
Deposits:
Savings accounts	$110		$113		$122		$115		$122
NOW accounts	18,915		18,390		18,795		20,007		18,491
Money market accounts	15,372		15,909		17,485		17,326		17,272
Certificate of deposit accounts	22,710		25,258		29,676		23,383		21,918
Total due to depositors	57,107		59,670		66,078		60,831		57,803
Mortgagors' escrow accounts	67		58		72		62		62
Total interest-bearing deposits	57,174		59,728		66,150		60,893		57,865
Borrowings	6,373		9,077		10,840		9,561		9,237
Total interest-bearing liabilities	63,547		68,805		76,990		70,454		67,102
Net interest income- tax equivalent	$53,085		$51,333		$45,703		$42,874		$42,497
Included in net interest income above:
Episodic items (1)	$294		$648		$1,647		$369		$928
Net gains/(losses) from fair value adjustments on hedges included in net interest income	56		2,911		554		177		(187)
Purchase accounting adjustments	252		191		155		182		271
Interest-earning Assets Yields:
Loans held for sale	4.14%		3.67%		—%		—%		—%
Mortgage loans, net	5.50		5.47		5.59		5.39		5.35
Commercial Business loans, net	5.66		5.87		6.04		5.89		5.90
Total loans, net	5.54		5.55		5.69		5.50		5.46
Taxable securities:
Mortgage-backed securities	5.60		6.04		5.06		4.31		3.19
Other securities	5.85		6.06		6.40		6.27		5.76
Total taxable securities	5.70		6.05		5.62		5.27		4.63
Tax-exempt securities: (2)
Other securities	4.16		2.91		2.91		2.87		2.88
Total taxable and tax-exempt securities	5.65		5.92		5.52		5.16		4.53
Interest-earning deposits and federal funds sold	3.95		4.22		4.91		4.87		5.09
Total interest-earning assets (1)	5.51%		5.60%		5.63%		5.43%		5.32%
Interest-bearing Liabilities Yields:
Deposits:
Savings accounts	0.45%		0.45%		0.48%		0.45%		0.46%
NOW accounts	3.41		3.63		3.99		3.97		3.82
Money market accounts	3.58		3.77		4.18		4.04		4.00
Certificate of deposit accounts	3.50		3.77		4.12		3.83		3.64
Total due to depositors	3.45		3.68		4.04		3.88		3.75
Mortgagors' escrow accounts	0.34		0.27		0.40		0.26		0.34
Total interest-bearing deposits	3.41		3.63		4.00		3.82		3.70
Borrowings	4.59		4.78		4.89		4.99		4.81
Total interest-bearing liabilities	3.50%		3.75%		4.10%		3.95%		3.83%
Net interest rate spread (tax equivalent) (1)	2.01%		1.85%		1.53%		1.48%		1.49%
Net interest margin (tax equivalent) (1)	2.51%		2.39%		2.10%		2.05%		2.06%
Ratio of interest-earning assets to interest-bearing liabilities	1.17	X	1.17	X	1.16	X	1.17	X	1.17	X

(1)	Episodic items include prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, and swap terminations fees.
(2)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540010

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

DEPOSIT and LOAN COMPOSITION

(Unaudited)

Deposit Composition

						1Q25 vs.	1Q25 vs.
	March 31,	December 31,	September 30,	June 30,	March 31,	4Q24	1Q24
(Dollars in thousands)	2025	2024	2024	2024	2024	% Change	% Change
Noninterest bearing	$863,714	$836,545	$860,930	$825,327	$815,937	3.2%	5.9%
Interest bearing:
Certificate of deposit accounts	2,592,026	2,650,164	2,875,486	2,435,894	2,529,095	(2.2)	2.5
Savings accounts	97,624	98,964	100,279	103,296	105,147	(1.4)	(7.2)
Money market accounts	1,681,608	1,686,109	1,659,027	1,710,376	1,717,298	(0.3)	(2.1)
NOW accounts	2,393,482	1,854,069	2,003,301	1,774,268	2,003,649	29.1	19.5
Total interest-bearing deposits	6,764,740	6,289,306	6,638,093	6,023,834	6,355,189	7.6	6.4
Total due to depositors	7,628,454	7,125,851	7,499,023	6,849,161	7,171,126	7.1	6.4
Mortgagors' escrow deposits	89,764	53,082	73,372	57,702	82,081	69.1	9.4
Total deposits	$7,718,218	$7,178,933	$7,572,395	$6,906,863	$7,253,207	7.5%	6.4%

Loan Composition

						1Q25 vs.	1Q25 vs.
	March 31,	December 31,	September 30,	June 30,	March 31,	4Q24	1Q24
(Dollars in thousands)	2025	2024	2024	2024	2024	% Change	% Change
Multifamily residential	$2,531,628	$2,527,222	$2,638,863	$2,631,751	$2,622,737	0.2%	(3.5)%
Commercial real estate	1,953,710	1,973,124	1,929,093	1,894,509	1,925,312	(1.0)	1.5
One-to-four family ― mixed use property	501,562	511,222	515,511	518,510	516,198	(1.9)	(2.8)
One-to-four family ― residential	269,492	244,282	252,293	261,716	267,156	10.3	0.9
Construction	63,474	60,399	63,674	65,161	60,568	5.1	4.8
Mortgage loans	5,319,866	5,316,249	5,399,434	5,371,647	5,391,971	0.1	(1.3)

Small Business Administration	14,713	19,925	19,368	13,957	16,244	(26.2)	(9.4)
Commercial business and other	1,396,597	1,401,602	1,387,965	1,389,711	1,411,725	(0.4)	(1.1)
Commercial Business loans	1,411,310	1,421,527	1,407,333	1,403,668	1,427,969	(0.7)	(1.2)

Gross loans	6,731,176	6,737,776	6,806,767	6,775,315	6,819,940	(0.1)	(1.3)
Net unamortized (premiums) and unearned loan (cost) fees (1)	10,659	8,072	11,561	1,711	2,003	32.0	432.2
Allowance for credit losses	(40,037)	(40,152)	(40,342)	(41,648)	(40,752)	(0.3)	(1.8)
Net loans	$6,701,798	$6,705,696	$6,777,986	$6,735,378	$6,781,191	(0.1)%	(1.2)%

(1)

Includes $2.6 million, $2.8 million, $3.1 million, $3.4 million, and $3.6 million of purchase accounting unamortized discount resulting from the acquisition of Empire Bancorp at March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024, respectively.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540011

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

LOAN CLOSINGS and RATES

(Unaudited)

Loan Closings

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2025	2024	2024	2024	2024
Multifamily residential	$21,183	$25,232	$50,528	$27,966	$11,805
Commercial real estate	22,916	75,285	56,713	20,573	10,040
One-to-four family – mixed use property	1,842	6,622	5,709	3,980	750
One-to-four family – residential	35,206	739	1,705	689	52,539
Construction	3,275	9,338	5,063	4,594	1,895
Mortgage loans	84,422	117,216	119,718	57,802	77,029

Small Business Administration	1,250	1,368	5,930	—	—
Commercial business and other	88,404	106,580	91,447	68,162	52,955
Commercial Business loans	89,654	107,948	97,377	68,162	52,955

Total Closings	$174,076	$225,164	$217,095	$125,964	$129,984

Weighted Average Rate on Loan Closings

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
Loan type	2025	2024	2024	2024	2024
Mortgage loans	6.68%	7.12%	7.31%	7.58%	6.36%
Commercial Business loans	7.28	7.45	7.75	7.94	8.29
Total loans	6.99%	7.28%	7.51%	7.77%	7.13%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540012

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

ASSET QUALITY

(Unaudited)

Allowance for Credit Losses

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2025	2024	2024	2024	2024
Allowance for credit losses - loans
Beginning balances	$40,152	$40,342	$41,648	$40,752	$40,161

Net loan charge-off (recoveries):
Multifamily residential	4	(1)	—	(1)	—
Commercial real estate	—	421	—	—	—
One-to-four family – mixed-use property	—	—	—	(2)	—
One-to-four family – residential	—	(41)	(58)	(2)	13
Small Business Administration	(40)	(4)	(1)	(91)	(5)
Commercial business and other	4,463	4,361	3,095	4	(4)
Total net loan charge-offs (recoveries)	4,427	4,736	3,036	(92)	4

Provision (benefit) for loan losses	4,312	4,546	1,730	804	595

Ending balance	$40,037	$40,152	$40,342	$41,648	$40,752

Gross charge-offs	$4,471	$4,790	$3,110	$11	$58
Gross recoveries	44	54	74	103	54

Allowance for credit losses - loans to gross loans	0.59%	0.60%	0.59%	0.61%	0.60%
Net loan charge-offs (recoveries) to average loans	0.27	0.28	0.18	(0.01)	—

Nonperforming Assets

	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2025	2024	2024	2024	2024
Nonaccrual Loans:
Multifamily residential	25,952	11,031	9,478	13,774	4,669
Commercial real estate	6,703	6,283	6,705	—	—
One-to-four family - mixed-use property	426	116	369	909	911
One-to-four family - residential	1,225	1,428	1,493	3,633	3,768
Small Business Administration	2,445	2,445	2,445	2,552	2,552
Commercial business and other	9,512	12,015	13,771	13,672	12,929
Total Nonaccrual loans	46,263	33,318	34,261	34,540	24,829

Total Nonperforming Loans (NPLs)	46,263	33,318	34,261	34,540	24,829

Other Nonperforming Assets:
Real estate acquired through foreclosure	—	—	—	665	665
Total Other nonperforming assets	—	—	—	665	665

Total Nonaccrual HTM Securities	18,000	18,000	20,627	20,627	20,760

Total Nonperforming Assets	$64,263	$51,318	$54,888	$55,832	$46,254

Nonperforming Assets to Total Assets	0.71%	0.57%	0.59%	0.61%	0.53%
Allowance for Credit Losses to NPLs	86.5%	120.5%	117.7%	120.6%	164.1%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540013

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP (LOSS) EARNINGS and CORE EARNINGS

Non-cash Fair Value Adjustments to GAAP (Loss) Earnings

The variance in GAAP (loss) and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to borrowings carried at fair value under the fair value option.

Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company’s performance over time and in comparison, to the Company’s competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as this measure is commonly used by financial institutions, regulators, and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison, to its competitors. These measures should not be viewed as a substitute for total shareholders’ equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540014

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP (LOSS) EARNINGS and CORE EARNINGS

(Unaudited)

	For the three months ended
(Dollars in thousands,	March 31,	December 31,	September 30,	June 30,	March 31,
except per share data)	2025	2024	2024	2024	2024

GAAP (loss) income before income taxes	$(5,931)	$(71,857)	$11,457	$7,136	$4,997

Net (gain) loss from fair value adjustments (Noninterest income (loss))	152	1,136	(974)	(57)	834
Net loss on sale of securities (Noninterest income (loss))	—	72,315	—	—	—
Life insurance proceeds (Noninterest income (loss))	—	(284)	(1)	—	—
Valuation allowance on loans transferred to held for sale (Noninterest income (loss))	194	3,836	—	—	—
Net (gain) loss from fair value adjustments on hedges (Net interest income)	(56)	(2,911)	(554)	(177)	187
Prepayment penalty on borrowings (Noninterest expense)	—	2,572	—	—	—
Net amortization of purchase accounting adjustments and intangibles (Various)	(167)	(101)	(62)	(85)	(169)
Impairment of goodwill (Noninterest expense)	17,636	—	—	—	—
Miscellaneous expense (Professional services)	(1)	218	10	494	—

Core income before taxes	11,827	4,924	9,876	7,311	5,849

Provision for core income taxes	3,896	715	2,153	1,855	1,537

Core net income	$7,931	$4,209	$7,723	$5,456	$4,312

GAAP diluted (loss)earnings per common share	$(0.29)	$(1.64)	$0.30	$0.18	$0.12
Net (gain) loss from fair value adjustments, net of tax	—	0.03	(0.03)	(0.01)	0.02
Net loss on sale of securities, net of tax	—	1.65	—	—	—
Life insurance proceeds	—	(0.01)	—	—	—
Valuation allowance on loans transferred to held for sale, net of tax	—	0.09	—	—	—
Net (gain) loss from fair value adjustments on hedges, net of tax	—	(0.06)	(0.01)	—	—
Prepayment penalty on borrowings, net of tax	—	0.06	—	—	—
Net amortization of purchase accounting adjustments, net of tax	—	—	—	—	—
Impairment of goodwill	0.51	—	—	—	—
Miscellaneous expense, net of tax	—	—	—	0.01	—
Loss not attributable to participating securities	—	0.03	—	—	—

Core diluted earnings per common share(1)	$0.23	$0.14	$0.26	$0.18	$0.14

Core net income, as calculated above	$7,931	$4,209	$7,723	$5,456	$4,312
Average assets	9,015,880	9,060,481	9,203,884	8,830,665	8,707,505
Average equity	731,592	662,190	672,762	667,557	669,185
Core return on average assets(2)	0.35%	0.19%	0.34%	0.25%	0.20%
Core return on average equity(2)	4.34%	2.54%	4.59%	3.27%	2.58%

(1)	Core diluted earnings per common share may not foot due to rounding.
(2)	Ratios are calculated on an annualized basis.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540015

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP REVENUE and PRE-PROVISION

PRE-TAX NET REVENUE

(Unaudited)

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2025	2024	2024	2024	2024

GAAP Net interest income	$52,989	$51,235	$45,603	$42,776	$42,397
Net (gain) loss from fair value adjustments on hedges	(56)	(2,911)	(554)	(177)	187
Net amortization of purchase accounting adjustments	(252)	(191)	(155)	(182)	(271)
Core Net interest income	$52,681	$48,133	$44,894	$42,417	$42,313

GAAP Noninterest income (loss)	$5,074	$(71,022)	$6,277	$4,216	$3,084
Net (gain) loss from fair value adjustments	152	1,136	(974)	(57)	834
Net loss on sale of securities	—	72,315	—	—	—
Valuation allowance on loans transferred to held for sale	194	3,836	—	—	—
Life insurance proceeds	—	(284)	(1)	—	—
Core Noninterest income	$5,420	$5,981	$5,302	$4,159	$3,918

GAAP Noninterest expense	$59,676	$45,630	$38,696	$39,047	$39,892
Prepayment penalty on borrowings	—	(2,572)	—	—	—
Net amortization of purchase accounting adjustments	(85)	(90)	(93)	(97)	(102)
Impairment of goodwill	(17,636)	—	—	—	—
Miscellaneous expense	1	(218)	(10)	(494)	—
Core Noninterest expense	$41,956	$42,750	$38,593	$38,456	$39,790

Net interest income	$52,989	$51,235	$45,603	$42,776	$42,397
Noninterest income (loss)	5,074	(71,022)	6,277	4,216	3,084
Noninterest expense	(59,676)	(45,630)	(38,696)	(39,047)	(39,892)
Pre-provision pre-tax net (loss) revenue	$(1,613)	$(65,417)	$13,184	$7,945	$5,589

Core:
Net interest income	$52,681	$48,133	$44,894	$42,417	$42,313
Noninterest income	5,420	5,981	5,302	4,159	3,918
Noninterest expense	(41,956)	(42,750)	(38,593)	(38,456)	(39,790)
Pre-provision pre-tax net revenue	$16,145	$11,364	$11,603	$8,120	$6,441
Efficiency Ratio	72.2%	79.0%	77.2%	82.6%	86.1%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540016

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP NET INTEREST INCOME and NET INTEREST MARGIN

to CORE NET INTEREST INCOME

(Unaudited)

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2025	2024	2024	2024	2024
GAAP net interest income	$52,989	$51,235	$45,603	$42,776	$42,397
Net (gain) loss from fair value adjustments on hedges	(56)	(2,911)	(554)	(177)	187
Net amortization of purchase accounting adjustments	(252)	(191)	(155)	(182)	(271)
Tax equivalent adjustment	96	98	100	98	100
Core net interest income FTE	$52,777	$48,231	$44,994	$42,515	$42,413
Episodic items (1)	(294)	(648)	(1,647)	(369)	(928)
Net interest income FTE excluding episodic items	$52,483	$47,583	$43,347	$42,146	$41,485

Total average interest-earning assets (2)	$8,471,609	$8,590,022	$8,712,443	$8,358,006	$8,238,395
Core net interest margin FTE	2.49%	2.25%	2.07%	2.03%	2.06%
Net interest margin FTE excluding episodic items	2.48%	2.22%	1.99%	2.02%	2.01%

GAAP interest income on total loans, net (3)	$92,368	$94,104	$95,780	$92,728	$92,959
Net (gain) loss from fair value adjustments on hedges - loans	(56)	29	(364)	(137)	123
Net amortization of purchase accounting adjustments	(252)	(216)	(168)	(198)	(295)
Core interest income on total loans, net	$92,060	$93,917	$95,248	$92,393	$92,787

Average total loans, net (2)	$6,674,665	$6,783,264	$6,740,579	$6,751,715	$6,807,944
Core yield on total loans	5.52%	5.54%	5.65%	5.47%	5.45%

(1)	Episodic items include prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, and swap terminations fees.
(2)	Excludes purchase accounting average balances for all periods presented.
(3)	Excludes interest income from loans held for sale.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540017

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CALCULATION OF TANGIBLE STOCKHOLDERS’

COMMON EQUITY to TANGIBLE ASSETS

(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2025	2024	2024	2024	2024
Total Equity	$702,851	$724,539	$666,891	$665,322	$669,827
Less:
Goodwill	—	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit intangibles	(1,029)	(1,123)	(1,220)	(1,322)	(1,428)
Tangible Stockholders' Common Equity	$701,822	$705,780	$648,035	$646,364	$650,763

Total Assets	$9,008,396	$9,038,972	$9,280,886	$9,097,240	$8,807,325
Less:
Goodwill	—	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit intangibles	(1,029)	(1,123)	(1,220)	(1,322)	(1,428)
Tangible Assets	$9,007,367	$9,020,213	$9,262,030	$9,078,282	$8,788,261

Tangible Stockholders' Common Equity to Tangible Assets	7.79%	7.82%	7.00%	7.12%	7.40%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540018